MASSMUTUAL FUNDS
MassMutual International Equity Fund
Supplement dated April 25, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective July 1, 2025, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 63 of the Prospectus):
Stedman D. Oakey, CFA is a Portfolio Manager at TSW. He has managed the Fund since July 2025.
Effective July 1, 2025, the following information supplements the information for Thompson, Siegel & Walmsley LLC found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 92 of the Prospectus:
Stedman D. Oakey, CFA
is a portfolio manager of the International Equity Fund. Mr. Oakey joined TSW as a research analyst in 2005.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-25-11
IE-25-03